UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/13/2008

NYFIX, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-21324

Delaware	06-1344888
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

100 Wall Street
New York, NY 10005
(Address of principal executive offices, including zip code)

(646) 525-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 13, 2008, the Board of Directors of NYFIX, Inc. (the "Corporation") amended Article VI of the Corporation's By-laws. The amendment to Article VI of the Corporation's By-laws permits the issuance of uncertificated shares through a direct registration system. This amendment is in response to rules of the NASDAQ Stock market requiring all traded stock to be eligible for direct share registration. A copy of the Corporation's Amended By-laws reflecting the amendments to Article VI is attached to this Current Report as Exhibit 3.(ii).

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYFIX, Inc.

Date: March 14, 2008	By:	/s/ Annemarie Tierney
Annemarie Tierney
General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
EX-3.(ii)	Amended By-laws